SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                      October 29, 2001
                     -------------------
                Commission File Number 1-5324
                           ------

                     NORTHEAST UTILITIES
                    --------------------
      (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                     04-2147929
    ----------------------                ----------

   (State or other jurisdiction of     (I.R.S. Employer incorporation
    organization)                      or Identification No.)

   174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01090-0010
     ------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)

                       (413) 785-5871
        (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
    (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure

     The material attached hereto as Exhibit 99, which is incorporated in this Item 9 News Release by reference thereto, is furnished pursuant to Regulation FD.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                                   By: /s/ Gregory B. Butler
                                   Name:  Gregory B. Butler
                                   Title: Vice President, Secretary
                                           and General Counsel

Date:  October 29, 2001